Exhibit 99.1

JOINT FILING AGREEMENT

NOVEMBER 25, 2015

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the undersigned parties hereby agree to (i) the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.001 per share, of Lannett Company, Inc. and (ii) that this Joint Filing Agreement (this “Agreement”) be included as an exhibit to such joint filing, provided that, as contemplated by Rule 13d-1(k)(ii) under the Exchange Act, no person shall be responsible for the completeness and accuracy of the information concerning the other persons making the filing unless such person knows or has reason to believe such information is inaccurate. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such statement on Schedule 13G.

This Agreement may be executed in any number of counterparts all of which together shall constitute one and the same instrument.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date first written above.

UCB S.A.

By:	/s/ Detlef Thielgen
Name:	Detlef Thielgen
Title:	Authorized Officer

By:	/s/ Doug Gingerella
Name:	Doug Gingerella
Title:	Authorized Officer

[Signature Page to Joint Filing Agreement (Exhibit 99.1)]

UCB FINANCE N.V.

By:	/s/ Rebecca Van Herwijnen
Name:	Rebecca Van Herwijnen
Title:	Director

By:	/s/ Nicole Boelens
Name:	Nicole Boelens
Title:	Director

[Signature Page to Joint Filing Agreement (Exhibit 99.1)]

UCB HOLDINGS, INC.

By:	/s/ Stephanie Preston
Name:	Stephanie Preston
Title:	Authorized Officer

[Signature Page to Joint Filing Agreement (Exhibit 99.1)]

UCB, INC.

By:	/s/ Denelle Waynick
Name:	Denelle Waynick
Title:	Authorized Officer

[Signature Page to Joint Filing Agreement (Exhibit 99.1)]

UCB MANUFACTURING, INC.

By:	/s/ Stephanie Preston
Name:	Stephanie Preston
Title:	Authorized Officer

[Signature Page to Joint Filing Agreement (Exhibit 99.1)]